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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                        March 28, 2002 (March 28, 2002)



                                LENDINGTREE, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)



       DELAWARE                                                 25-1795344
       --------                                                 ----------
(State or other jurisdiction            000-29215            (I.R.S. Employer
    of incorporation)          Commission File Number     Identification Number)



11115 RUSHMORE DRIVE
CHARLOTTE NC                                                     28277
-------------                                                    -----
(Address of principal executive offices)                         (Zip code)



                                 (704) 541-5351
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS


        On March 28, 2002 LendingTree, Inc. announced institutional investors acquired 2.75 million shares of LendingTree common stock from two early investors who also signed agreements not to sell additional LendingTree shares for a period of 120 days. See Exhibit 99, herein, for further details.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired - Not Applicable
(b)      Pro forma financial information - Not Applicable
(c)      Exhibits


         99     Press Release of LendingTree, Inc. March 28, 2002.




SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 28, 2002                                  By: /s/ Keith B. Hall
                                                      ---------------------
                                                      Keith B. Hall, Senior Vice
                                                      President, Chief Financial
                                                      Officer and Treasurer